UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04052

Legg Mason Partners Money Market Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
      (Address of principal executive offices)   (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code:

Funds Investors Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end:  August 31
Date of reporting period:  February 28, 2009

ITEM 1.      REPORT TO STOCKHOLDERS.

     The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / FEBRUARY 28, 2009

Western Asset AMT Tax Free Money Market Fund

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide federally tax-exempt income* from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Fund expenses	2

Schedule of investments	4

Statement of assets and liabilities	9

Statement of operations	10

Statements of changes in net assets	11

Financial highlights	12

Notes to financial statements	14

Board approval of management and subadvisory agreements	20

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month period ended February 28, 2009. Looking back, U.S. gross domestic product (“GDP”)[i] growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982.

When the period began, there continued to be speculation as to whether the U.S. would experience a recession and, if so, how deep and prolonged it would be. This speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. Regardless of how one defines a recession, it has felt as if we have been in the midst of an economic slowdown for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has continued to weaken. The Commerce Department reported that spending by consumers declined 3.8% during the third quarter of 2008 and fell 4.3% in the fourth quarter.

In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last fourteen months ended February 2009. Over that period, 4.4 million jobs were lost, with nearly half of the total occurring during the last three months. In addition, in February 2009, the unemployment rate hit 8.1%, the highest since 1983. Another strain on the economy, the housing market, has yet to bottom. According to the National Association of Realtors, existing home sales fell to a nearly twelve-year low in January 2009, with nearly half of the sales involving distressed property transactions, such as foreclosures.

Western Asset AMT Tax Free Money Market Fund  |  I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiii was 2.00%. While the Fed had cut rates a total of 2.25%, from 4.25% to 2.00% during the first four months of 2008, it then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent—a historic low—and maintained this stance during its next meetings in January and March 2009. In conjunction with the March meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Prior to the beginning of the six-month period, in March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. In recent months, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). TALF will initially lend up to $200 billion to eligible owners of certain AAA-rated asset-backed securities backed by newly and recently originated auto loans, credit card loans, student loans and Small Business Administration (“SBA”) guaranteed loans. The Fed has also floated the idea of purchasing certain Treasury securities in an attempt to bring down long-term interest rates.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

II  |  Western Asset AMT Tax Free Money Market Fund

During the six-month period ended February 28, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended February 28, 2009, two-year Treasury yields fell from 2.36% to 1.00%. Over the same time frame, ten-year Treasury yields moved from 3.83% to 3.02%.

During the six-month period, the yields available from tax-free money market instruments fluctuated and ultimately moved lower. The current market challenges have not affected the Fund’s $1.00 share price. Additionally, we believe that the current situation should not affect the Fund’s $1.00 share price, going forward. Over time, we also believe that the Fund’s returns should remain competitive.

Performance review

As of February 28, 2009, the seven-day current yield for Class A shares of Western Asset AMT Tax Free Money Market Fund was 0.12% and the seven-day effective yield, which reflects compounding, was 0.12%.[1]

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield for Class A would have been -1.20% and the seven-day effective yield would have been -1.19%.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset AMT Tax Free Money Market Fund  |  III

Letter from the chairman continued

WESTERN ASSET AMT TAX FREE MONEY MARKET FUND Yields as of February 28, 2009 (unaudited)

	SEVEN-DAY CURRENT YIELD[1]	SEVEN-DAY EFFECTIVE YIELD[1]
Class A Shares	0.12%	0.12%
Class I Shares	0.19%	0.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current and effective yields for Class A shares would have been -1.10% and -1.19%, respectively, and the seven-day current and effective yields for Class I shares would have been -1.23% and -1.22%, respectively.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Special shareholder notice

The Fund’s Board of Trustees has determined that it is advisable and in the best interests of the Fund and its shareholders to terminate and wind up the business of the Fund. The Fund is expected to cease operations on or about May 1, 2009. In preparation for the termination of the Fund, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

Each shareholder who remains in the Fund will receive a liquidating distribution equal to the aggregate net asset value (“NAV”)iv of the shares of the Fund that such shareholder then holds. Shareholders should be aware that if they redeem shares, exchange them into another fund or receive liquidation proceeds upon the termination of the Fund, it is generally considered a taxable event. However, shareholders will not have any gain or loss on the transaction so long as the Fund maintains an NAV of $1.00 per share.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

IV  |  Western Asset AMT Tax Free Money Market Fund

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

The Fund participates in the U.S. Treasury Department’s Temporary Guarantee Program (“the Guarantee Program”) for money market funds. Only shareholders who held shares in the Fund as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase or redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008.

If the number of shares held fluctuates over the period, the shareholder will be covered for either the number of shares held as of the close of business on September 19, 2008, or the then-current amount, whichever is less. For those eligible shareholders, any increase in the number of shares held in the Fund after September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with a fund or broker-dealer, any future investment in the Fund will not be guaranteed. The Fund’s participation in the Guarantee Program will terminate on April 30, 2009.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Western Asset AMT Tax Free Money Market Fund  |  V

Letter from the chairman continued

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 27, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i] Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

VI  |  Western Asset AMT Tax Free Money Market Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — February 28, 2009

Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report  |  1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 16, 2008 (inception date) and held for the period ended February 28, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[3]

Class A	0.54%	$1,000.00	$1,005.40	0.68%	$3.10
Class I	0.59	1,000.00	1,005.90	0.58	2.65

[1]	For the period September 16, 2008 (inception date) through February 28, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratios. These fees are not covered by any expense cap currently in effect.

2  |  Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[2]

Class A	5.00%	$1,000.00	$1,019.65	0.68%	$3.12
Class I	5.00	1,000.00	1,020.10	0.58	2.66

[1]	For the period September 16, 2008 (inception date) through February 28, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratios. These fees are not covered by any expense cap currently in effect.

Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report  |  3

Schedule of investments (unaudited)
February 28, 2009

WESTERN ASSET AMT TAX FREE MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 99.0%

	Education — 13.6%
$400,000	Iowa Higher Education Loan Authority Revenue, Private College, University of Dubuque, LOC-Northern Trust Co., 0.650%, 3/2/09(a)	$400,000
400,000	Kansas City, MO, IDA, Revenue, Ewing Marion Kauffman, 0.650%, 3/2/09(a)	400,000
200,000	Lombard, IL, Revenue, National University Health Sciences Project, LOC-JPMorgan Chase, 0.630%, 3/5/09(a)	200,000
300,000	Massachusetts State DFA Revenue, Smith College Project, 0.300%, 3/5/09(a)	300,000
195,000	North Carolina Capital Facilities Finance Agency, Lees-McRae College, LOC-Branch Banking & Trust Corp., 0.680%, 3/5/09(a)	195,000
150,000	University of Michigan Revenue, 5.000% due 4/1/09	150,470

	Total Education	1,645,470

	Finance — 2.1%
200,000	New York City, NY, TFA, Future Tax Secured, Subordinated, SPA-Landesbank Hessen-Thuringen, 0.550%, 3/2/09(a)	200,000
50,000	New York State LGAC, 5.000% due 4/1/09	50,126

	Total Finance	250,126

	General Obligation — 24.4%
150,000	Beaufort County, SC, School District, GO, 5.000% due 3/1/09	150,000
200,000	Central Utah Water Conservancy District, GO, LIQ-Helaba, 0.820%, 3/4/09(a)	200,000
310,000	Manheim Township School District, PA, GO, FSA, SPA-Royal Bank of Canada, 1.500%, 3/5/09(a)	310,000
300,000	Massachusetts State, GO, Refunding, SPA-Landesbank Hessen-Thuringen, 0.500%, 3/5/09(a)	300,000
400,000	New York City, NY, GO-SPA, Wachovia Bank N.A., 0.500%, 3/2/09(a)	400,000
500,000	North Carolina State, GO, Public Improvement, 5.500% due 3/1/09	500,000
300,000	Ohio State, GO, Refunding, 0.400%, 3/4/09(a)	300,000
500,000	Oregon State GO, Veterans Welfare, SPA-Dexia Credit Local, 1.380%, 3/4/09(a)	500,000
300,000	South Carolina State, GO, State Highway, 5.000% due 4/1/09	300,900

	Total General Obligation	2,960,900

	Hospitals — 20.3%
	Allegheny County, PA, IDA:
110,000	Little Sisters of the Poor Project, LOC-PNC Bank N.A., 0.600%, 3/5/09(a)	110,000
400,000	Health & Housing Facilities Revenue, Longwood at Oakmont Inc., LOC-Allied Irish Bank PLC, 1.000%, 3/2/09(a)	400,000
400,000	Colorado Health Facilities Authority Revenue, Refunding, Sisters Charity Health Systems, SPA-JPMorgan Chase, 0.610%, 3/4/09(a)	400,000
175,000	Connecticut State, HEFA Revenue, Health Care Capital Asset, LOC-Fleet National Bank, 0.600%, 3/4/09(a)	175,000
200,000	Geisinger Authority, PA, Health System Revenue, Geisinger Health System, SPA-PNC Bank N.A., 0.500%, 3/2/09(a)	200,000

See Notes to Financial Statements.

4  |  Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report

WESTERN ASSET AMT TAX FREE MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Hospitals — 20.3% continued
$400,000	Gregg County, TX, Health Facilities Development Corp., Hospital Revenue, Good Shepherd Hospital Inc., Radian, LOC-JPMorgan Chase, 0.670%, 3/2/09(a)	$400,000
400,000	Lynchburg, VA, IDA Revenue, Centra Health Inc., MBIA, LOC-Branch Banking & Trust, 0.610%, 3/5/09(a)	400,000
275,000	Medford, OR, Hospital Facilities Authority Revenue, Cascade Manor Project, LOC-KBC Bank N.V., 0.650%, 3/2/09(a)	275,000
100,000	Washington County, OH, Hospital Revenue, Marietta Area Health Care Inc., FSA, SPA-Bank One N.A., 3.150%, 3/6/09(a)	100,000

	Total Hospitals	2,460,000

	Industrial Development — 2.6%
320,000	Bucks County, PA, IDA, Revenue, LOC-Citizens Bank, 0.570%, 3/5/09(a)	320,000

	Miscellaneous — 1.6%
200,000	District of Columbia, Revenue, The Pew Charitable Trusts, LOC-PNC Bank N.A., 0.600%, 3/5/09(a)	200,000

	Pollution Control — 8.2%
300,000	Montgomery, AL, IDB, Pollution Control & Solid Waste Disposal, General Electric Co. Project, 0.450%, 3/2/09(a)	300,000
400,000	Sweetwater County, WY, PCR, Refunding, Pacificorp Project, LOC-Barclays Bank PLC, 0.550%, 3/2/09(a)	400,000
300,000	Valdez, AK, Marine Terminal Revenue, Refunding, BP Pipelines Inc. Project, 0.450%, 3/2/09(a)	300,000

	Total Pollution Control	1,000,000

	Public Facilities — 10.5%
380,000	Bremerton, WA, Kitsap Regional Conference Center, LOC-Bank of America N.A., 0.670%, 3/5/09(a)	380,000
100,000	Charlotte, NC, COP, Governmental Facilities, SPA-Bank of America N.A., 0.650%, 3/5/09(a)	100,000
400,000	Chicago, IL, Tax Increment Revenue, Tax Allocation Bonds, Near North Redevelopment Project, Senior Lien, LOC-Bank of New York, 0.660%, 3/4/09(a)	400,000
400,000	Tulalip Tribes of the Tulalip Reservation, WA, Revenue, Refunding Capital Projects, LOC- Wells Fargo Bank N.A., 0.670%, 3/5/09(a)	400,000

	Total Public Facilities	1,280,000

	Tax Allocation — 2.5%
300,000	Nassau County, NY, Interim Finance Authority, Sales Tax Secured, SPA-BNP Paribas, 0.400%, 3/4/09(a)	300,000

	Transportation — 3.3%
400,000	Massachusetts Bay Transportation Authority, GO, General Transportation System, SPA-Landesbank Baden-Wurttemberg, 0.650%, 3/4/09(a)	400,000

	Utilities — 9.1%
400,000	Gainesville, FL, Utilities System Revenue, SPA-SunTrust Bank, 0.600%, 3/2/09(a)	400,000
200,000	Houston, TX, Utility System Revenue, Refunding, First Lien, LOC-Bank of America N.A., Bank of New York, Dexia Credit Local, State Street Bank & Trust Co., 1.350%, 3/5/09(a)	200,000

See Notes to Financial Statements.

Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report  |  5

Schedule of investments (unaudited) continued
February 28, 2009

WESTERN ASSET AMT TAX FREE MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Utilities — 9.1% continued
$500,000	Snohomish County, WA, Public Utility District No. 1, Electric Revenue, Generation Systems, FSA, SPA-Dexia Public Finance Bank, 4.120%, 3/4/09(a)	$500,000

	Total Utilities	1,100,000

	Water & Sewer — 0.8%
100,000	Metropolitan Water District of Southern California, SPA-Landesbank Baden-Wurttemberg, 0.350%, 3/5/09(a)	100,000

	TOTAL INVESTMENTS — 99.0%(Cost — $12,016,496#)	12,016,496
	Other Assets in Excess of Liabilities — 1.0%	121,514

	TOTAL NET ASSETS — 100.0%	$12,138,010

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

COP	— Certificate of Participation
DFA	— Development Finance Agency
FSA	— Financial Security Assurance—Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
LGAC	— Local Government Assistance Corporation
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation—Insured Bonds
PCR	— Pollution Control Revenue
Radian	— Radian Asset Assurance
SPA	— Standby Bond Purchase Agreement—Insured Bonds
TFA	— Transitional Finance Authority

RATINGS TABLE*

S&P/Moody’s/Fitch**
A-1	68.2%
VMIG1	19.1
AAA/Aaa	5.8
AA/Aa	3.7
F-1	3.2

100.0%

*	As a percentage of total investments.

**	S&P primary rating; Moody’s secondary, then Fitch.

See pages 7 and 8 for definitions of ratings.

See Notes to Financial Statements.

6  |  Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus  (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report  |  7

Bond ratings (unaudited) continued

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG1	—	Moody’s highest rating for issues having a demand feature— VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

8  |  Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)

February 28, 2009

ASSETS:
Investments, at amortized cost	$12,016,496
Cash	12,348
Receivable from investment manager	44,409
Interest receivable	42,282
Prepaid Treasury Guarantee Program fees (Note 7)	748
Prepaid expenses	30,146

Total Assets	12,146,429

LIABILITIES:
Distributions payable	1,319
Distribution fees payable	859
Trustees’ fees payable	36
Accrued expenses	6,205

Total Liabilities	8,419

TOTAL NET ASSETS	$12,138,010

NET ASSETS:
Par value (Note 5)	$121
Paid-in capital in excess of par value	12,132,941
Accumulated net realized gain on investments	4,948

TOTAL NET ASSETS	$12,138,010

Shares Outstanding:
Class A	11,133,062
Class I	1,000,000
Net Asset Value:
Class A	$1.00
Class I	$1.00

See Notes to Financial Statements.

Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report  |  9

Statement of operations (unaudited)

For the period ended February 28, 2009†

INVESTMENT INCOME:
Interest	$116,635

EXPENSES:
Legal fees	43,166
Investment management fee (Note 2)	28,445
Shareholder reports (Note 3)	22,366
Registration fees	14,342
Distribution fees (Note 3)	5,866
Transfer agent fees (Note 3)	5,620
Audit and tax	4,500
Treasury Guarantee Program fees (Note 7)	1,753
Custody fees	267
Trustees’ fees	95
Miscellaneous expenses	210

Total Expenses	126,630
Less: Fee waivers and/or expense reimbursements (Notes 2 and 3)	(84,250)

Net Expenses	42,380

NET INVESTMENT INCOME	74,255

NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	4,948

INCREASE IN NET ASSETS FROM OPERATIONS	$79,203

† For the period September 16, 2008 (inception date) to February 28, 2009.

See Notes to Financial Statements.

10  |  Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE PERIOD ENDED FEBRUARY 28, 2009† (unaudited)

OPERATIONS:
Net investment income	$74,255
Net realized gain	4,948

Increase in Net Assets From Operations	79,203

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(74,255)

Decrease in Net Assets From Distributions to Shareholders	(74,255)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	23,921,089
Reinvestment of distributions	13,256
Cost of shares repurchased	(11,801,283)

Increase in Net Assets From Fund Share Transactions	12,133,062

INCREASE IN NET ASSETS	12,138,010

NET ASSETS:
Beginning of period	—

End of period	$12,138,010

† For the period September 16, 2009 (inception date) to February 28, 2009.

See Notes to Financial Statements.

Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report  |  11

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES	2009 [1]

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000

INCOME FROM OPERATIONS:
Net investment income	0.005
Net realized gain[2]	0.000

Total income from operations	0.005

LESS DISTRIBUTIONS FROM:
Net investment income	(0.005)

Total distributions	(0.005)

NET ASSET VALUE, END OF PERIOD	$1.000

Total return[3]	0.54%

NET ASSETS, END OF PERIOD (000s)	$11,138

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4,5]	2.00%
Net expenses[4,5,6,7]	0.68
Net investment income[5]	1.17

[1]	For the period September 16, 2008 (inception date) to February 28, 2009.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.98% and 0.65%, respectively.

[5]	Annualized.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class A shares will not exceed 0.65%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12  |  Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES	2009 [1]

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000

INCOME FROM OPERATIONS:
Net investment income	0.006
Net realized gain[2]	0.000

Total income from operations	0.006

LESS DISTRIBUTIONS FROM:
Net investment income	(0.006)

Total distributions	(0.006)

NET ASSET VALUE, END OF PERIOD	$1.000

Total return[3]	0.59%

NET ASSETS, END OF PERIOD (000s)	$1,000

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4,5]	2.00%
Net expenses[4,5,6,7]	0.58
Net investment income[5]	1.29

[1]	For the period September 16, 2008 (inception date) to February 28, 2009.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.97% and 0.55%, respectively.

[5]	Annualized.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class I shares will not exceed 0.55%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report  |  13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset AMT Tax Free Money Market Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland business Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The fair value of these securities may be different than the amortized cost value reported in the Schedule of Investments for the Fund. As of the date of this report, the Fund continued to meet the requirements of Rule 2a-7 that permit the Fund to utilize amortized cost to value its securities.

Effective September 16, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14  |  Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	FEBRUARY 28, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

Investments in securities	$12,016,496	—	$12,016,496	—

(b) Credit and market risk. The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions on the shares of the Fund are declared each business day, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class accounting. Investment income, common expenses and realized/unrealized gains/(losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains,

Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report  |  15

Notes to financial statements (unaudited) continued

if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the

16  |  Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report

Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the period ended February 28, 2009, the Fund’s Class A and I shares had voluntary expense limitations in place of 0.65% and 0.55%, respectively.

During the period ended February 28, 2009, LMPFA waived a portion of its fee and reimbursed expenses in the amount of $84,250.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a distribution fee with respect to its Class A shares calculated at the annual rate of 0.10% of the average daily net assets. Distribution fees are accrued daily and paid monthly.

For the period ended February 28, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES†	TRANSFER AGENT FEES†	SHAREHOLDER REPORTS EXPENSES†

Class A	$5,866	$5,602	$20,458
Class I	—	18	1,908

Total	$5,866	$5,620	$22,366

†	For the period September 16, 2008 (inception date) to February 28, 2009.

For the period ended February 28, 2009, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS†

Class A	$77,788
Class I	6,462

Total	$84,250

†	For the period September 16, 2008 (inception date) to February 28, 2009.

Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report  |  17

Notes to financial statements (unaudited) continued

4. Distributions to shareholders by class

PERIOD ENDED FEBRUARY 28, 2009†

Net investment income:
Class A	$68,379
Class I	5,876

Total	$74,255

†	For the period September 16, 2008 (inception date) to February 28, 2009.

5. Shares of beneficial interest

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of each class were as follows:

PERIOD ENDED FEBRUARY 28, 2009†

Class A
Shares sold	22,921,089
Shares issued on reinvestment	13,256
Shares repurchased	(11,801,283)

Net increase	11,133,062

Class I
Shares sold	1,000,000

Net increase	1,000,000

†	For the period September 16, 2008 (inception date) to February 28, 2009.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

6. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

18  |  Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report

7. Treasury guarantee

The Fund has enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 dollar per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the Fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Fund has elected not to participate in the extension.

In order to participate in the Guarantee Program during the initial term, the Fund has paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. The fee for participation in the extension through April 30, 2009 was 0.015%. As the Fund is expected to cease operations on or about May 1, 2009, the Fund’s participation in the Guarantee Program will terminate on April 30, 2009.

8. Subsequent event

The Fund’s Board of Trustees has determined that it is advisable and in the best interests of the Fund and its shareholders to terminate and wind up the business of the Fund. The Fund is expected to cease operations on or about May 1, 2009. In preparation for the termination of the Fund, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

Western Asset AMT Tax Free Money Market Fund 2009 Semi-Annual Report  |  19

Board approval of management and
subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Money Market Trust (the “Trust”) held on August 11-12, 2008, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an initial biennial period the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Fund. The Board, including the Independent Board Members, also approved for an initial biennial period the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement, and it was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the proposed management and sub-advisory arrangements for the Fund, certain portions of which are discussed below. The discussion below covers both the proposed advisory and the administrative functions to be rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the proposed advisory functions to be rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Board Members were advised by separate independent legal counsel throughout the process. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Board Member may have attributed different weight to the various factors.

Expected nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement during the first two years of those agreements. The Board’s evaluation of the services expected to be provided to the Fund by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the

20  |  Western Asset AMT Tax Free Money Market Fund

scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services expected to be provided by the Manager and the Subadviser included maintaining and monitoring their own and the Fund’s compliance programs established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of persons who were expected to serve as the Fund’s senior personnel as well as members of the portfolio management team expected to be primarily responsible for the day-to-day portfolio management of the Fund. The Board considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a money fund manager with significant resources.

The Board also considered the expected division of responsibilities between the Manager and the Subadviser and the oversight expected to be provided by the Manager. The Board concluded that, overall, the nature, extent and quality of services expected to be provided under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board noted that the Fund was newly organized and thus did not have any performance history. The Board Members also noted that they expected to receive and discuss with management, at periodic intervals, information about the Fund’s performance, including comparisons of the Fund’s performance against – among other things – its benchmark, as well as performance information for a group of funds selected by Lipper, Inc., an independent provider of investment company data.

Proposed management fees and expected expense ratios

The Board reviewed and considered the proposed contractual management fee (the “Contractual Management Fee”) to be payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Subadviser. The Board noted that the compensation expected to be paid to the Subadviser would be paid by the Manager, not the Fund, and, accordingly, that the proposed retention of the Subadviser was not expected to increase the fees or expenses otherwise expected to be incurred by the Fund’s shareholders.

Taking all of the above into consideration, the Board determined that the proposed management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services expected to

Western Asset AMT Tax Free Money Market Fund  |  21

Board approval of management and
subadvisory agreements (unaudited) continued

be provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability and economies of scale

The Board noted that the Fund was a newly-organized mutual fund, and thus, historical profitability data for the Fund was not available at the time of the meeting. The Board noted that the Manager had agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure would be a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board determined that the proposed management fee structure for the Fund, including breakpoints, was reasonable.

Other expected benefits to the manager and the subadviser

The Board considered other benefits that the Manager, the Subadviser and their affiliates were expected to receive as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the proposed commitment of the Manager and the Subadviser to the Fund, the Board considered as reasonable the ancillary benefits that the Manager and its affiliates were expected to receive if the Management Agreement and the Sub-Advisory Agreement were adopted.

* * *

In light of all of the foregoing, the Board determined that approval of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders, and approved those agreements for an initial biennial period.

22  |  Western Asset AMT Tax Free Money Market Fund

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Western Asset AMT Tax Free Money Market Fund

Trustees	Distributor

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
     Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager
Legg Mason Partners Fund
Advisor, LLC

Subadviser
Western Asset Management
Company

Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust
Company

Transfer agent*
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

Independent registered
public accounting firm
KPMG LLP
345 Park Avenue
New York, New York 10154

* Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Western Asset AMT Tax Free Money Market Fund

The Fund is a separate investment series of Legg Mason Partners Money Market Trust, a Maryland business trust.

WESTERN ASSET AMT TAX FREE MONEY MARKET FUND Legg Mason Funds 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Fund Investor Services at 1-800-822-5544, or Institutional Shareholder Services at 1-888-425-6432 (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset AMT Tax Free Money Market Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC
WASXO11739 4/09 SR09-792

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES and SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half- year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Not applicable.

Exhibit 99. CODE ETH

	(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99. CERT

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: May 4, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: May 4, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date: May 4, 2009